UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 24, 2026

PennantPark Floating Rate Capital Ltd.
(Exact name of Registrant as specified in its charter)

Maryland	814-00891	27-3794690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1691 Michigan Avenue Miami Beach, Florida		33139
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (786)
297-9500
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	PFLT	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement
CLO Reset Transaction
On February 24, 2026 (“
Closing Date
”), PennantPark CLO VIII, LLC (the “
Issuer
”), a wholly-owned and consolidated subsidiary of PennantPark Floating Rate Capital Ltd. (the “
Company
”), closed the refinancing and upsize of a four-year reinvestment period, twelve-year final maturity $356.5 million debt securitization in the form of a collateralized loan obligation (the “
CLO Reset Transaction
”).
The CLO Reset Transaction was executed through: (A) the issuance by the Issuer of the following classes of notes pursuant that certain indenture, dated February 22, 2024 (the “
Original Closing Date
”), by and between the Issuer and Wilmington Trust, National Association, as amended by the supplemental indenture, dated February 24, 2026, the “
Indenture
”): (i) $123 million of
A-1-R
Notes, which bear interest at the three-month secured overnight financing rate (“
SOFR
”) plus 1.43%, (ii) $14 million of
A-2-R
Notes, which bear interest at three-month SOFR plus 1.60%, (iii) $26.25 million of
Class B-R
Notes, which bear interest at three-month SOFR plus 1.75%,(iv) $24.5 million of
C-R
Notes, which bear interest at three-month SOFR plus 2.15% and (v) $19.25 million of
D-R
Notes, which bear interest at three-month SOFR plus 3.20% (collectively, the “
Secured Notes
”), (B) the issuance by the Issuer of $5.9 million of subordinated notes pursuant to the Indenture (the “
Additional Subordinated Notes
” and, collectively with the $63.55 million in aggregate principal amount of Subordinated Notes issued on the Original Closing Date and the Secured Notes, the “
Replacement Notes
”) and (C) the borrowing by the Issuer of $80.0 million of
Class A-1-R
Loans, which bear interest at three-month SOFR plus 1.43% (the “
Class
 A-1-R
Loans
” and, together with the Replacement Notes, the “
Replacement Debt
”), pursuant to a credit agreement, dated as of the Closing Date (the “
Credit Agreement
”), by and between the Issuer, the various financial institutions and other persons party thereto, as lenders and Wilmington Trust, National Association, as loan agent and as trustee.
The Replacement Debt matures in April 2038. The Replacement Debt was 100% funded at closing. The obligations of the Issuer under the Replacement Debt are non-recourse
to the Company. The Company will retain the Subordinated Notes through a consolidated subsidiary.
The Replacement Notes offered as part of the term CLO Reset Transaction have not been and will not be registered under the Securities Act of 1933, as amended (the “
Securities Act
”), or any state “blue sky” laws, and may not be offered or sold in the United States absent registration under Section 5 of the Securities Act or an applicable exemption from such registration requirements
As part of the CLO Reset Transaction, on the Closing Date, the Company and the Issuer also amended and restated the master loan sale agreement, originally dated as of the February 22, 2024 (as amended, the “
Amended and Restated Master Loan Sale Agreement
”), by and between the Company and the Issuer, which provided for the sale and contribution of approximately $265 million par amount of middle market loans from the Company to the Issuer on the Original Closing Date and for future sales and contributions, as applicable, from the Company to the Issuer on an ongoing basis. Such loans constituted part of the initial portfolio of assets securing the Replacement Debt (other than the Subordinated Notes). The Company made customary representations, warranties, and covenants to the Issuer pursuant to the Amended and Restated Master Loan Sale Agreement.

The Company will continue to serve as portfolio manager to the Issuer pursuant to an Amended and Restated Collateral Management Agreement, dated as of the Closing Date (the “
Collateral Management Agreement
”), between the Company and the Issuer. For so long as the Company serves as portfolio manager, the Company will elect to irrevocably waive any base management fee or subordinated interest to which it may be entitled under the Collateral Management Agreement.
The description of the second supplemental indenture, the Credit Agreement, Amended and Restated Master Loan and Sale Agreement and the Amended and Restated Collateral Management Agreement contained in this Current Report on Form
8-K
do not purport to be complete and are qualified in their entirety by reference to the full text of the second supplemental indenture, the Credit Agreement, the Amended and Restated Master Loan and Sale Agreement and the Amended and Restated Collateral Management Agreement attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 of this current report on Form
8-K
is hereby incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1	Supplemental Indenture, dated February 24, 2026, by and between PennantPark CLO VIII, LLC and Wilmington Trust, National Association.

10.2	Credit Agreement, dated February 24, 2026, by and among PennantPark CLO VIII, LLC, the various financial institutions and other persons party thereto, and Wilmington Trust, National Association.

10.3	Amended and Restated Master Loan Sale Agreement, dated February 24, 2026, by and between PennantPark Floating Rate Capital Ltd. and PennantPark CLO VIII, LLC

10.4	Amended and Restated Collateral Management Agreement, dated February 24, 2026, by and between PennantPark CLO VIII, LLC and PennantPark Investment Advisers, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNANTPARK FLOATING RATE CAPITAL LTD.

Date: February 27, 2026	By:	/s/ Richard T. Allorto, Jr.
		Name:	Richard T. Allorto, Jr.
		Title:	Chief Financial Officer & Treasurer